UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 26, 2023

CONFLUENT, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-40526	47-1824387
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

899 W. Evelyn Avenue Mountain View, California	94041
(Address of Principal Executive Offices)	(Zip Code)

(800) 439-3207

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.00001 per share	CFLT	The Nasdaq Stock Market LLC (Nasdaq Global Select Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02	Results of Operations and Financial Condition.

On January 26, 2023, Confluent, Inc. (the “Company”) announced preliminary unaudited financial and other results for its fourth quarter of 2022 and fiscal year 2022.

Based on preliminary unaudited financial and other information, the Company expects results to exceed the high end of its guidance for total revenue, non-GAAP operating margin, and non-GAAP net loss per share for its fourth quarter and fiscal year 2022:

Fourth Quarter 2022 Financial Highlights

(in millions, except per share data and percentages)	Q4 2022	Q4 2021	Y/Y Change
Total Revenue	$168.7	$119.9	41%
Confluent Cloud Revenue	$68.4	$33.8	102%
GAAP Operating Loss	$(115.0)	$(113.7)	$(1.3)
Non-GAAP Operating Loss	$(36.3)	$(49.7)	$13.4
GAAP Operating Margin	(68.2%)	(94.8%)	26.6 pts
Non-GAAP Operating Margin	(21.5%)	(41.4%)	19.9 pts
GAAP Net Loss Per Share	$(0.37)	$(0.43)	$0.06
Non-GAAP Net Loss Per Share	$(0.09)	$(0.19)	$0.10
Net Cash Used in Operating Activities	$(27.1)	$(23.9)	$(3.2)
Free Cash Flow	$(30.9)	$(26.7)	$(4.2)

Fiscal Year 2022 Financial Highlights

(in millions, except per share data and percentages)	FY 2022	FY 2021	Y/Y Change
Total Revenue	$585.9	$387.9	51%
Confluent Cloud Revenue	$211.2	$94.2	124%
GAAP Operating Loss	$(462.7)	$(339.6)	$(123.1)
Non-GAAP Operating Loss	$(176.9)	$(160.6)	$(16.3)
GAAP Operating Margin	(79.0%)	(87.6%)	8.6 pts
Non-GAAP Operating Margin	(30.2%)	(41.4%)	11.2 pts
GAAP Net Loss Per Share	$(1.62)	$(1.82)	$0.20
Non-GAAP Net Loss Per Share	$(0.58)	$(0.86)	$0.28
Net Cash Used in Operating Activities	$(157.3)	$(105.1)	$(52.2)
Free Cash Flow	$(171.8)	$(114.0)	$(57.8)

A description of these non-GAAP financial measures, including the reasons management uses each measure, as well as a reconciliation of each non-GAAP financial measure to the most directly comparable GAAP financial measure are provided below under “Non-GAAP Financial Measures” in this Item 2.02.

The Company also expects to report the following preliminary results for its key metrics as of December 31, 2022:

•	Remaining performance obligations grew 48% year over year to $740.7 million, of which 62% is expected to be recognized as revenue over the next 12 months

•	Customers with $100,000 or greater in annual recurring revenue (“ARR”) grew 35% year over year to 991, 133 of which had $1,000,000 or greater in ARR, up 51% year over year

•	Dollar-based net retention rate of just under 130%

As previously announced, the Company is scheduled to release financial results for its fourth quarter and fiscal year 2022, which ended December 31, 2022, and will host a live video webcast to discuss the results, after the U.S. market close on Monday, January 30, 2023.

For a description of the Company’s key metrics, see the section titled “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Key Business Metrics” in the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2022 filed with the Securities and Exchange Commission (the “SEC”) and Exhibit 99.1 of the Company’s Form 8-K, furnished to the SEC on November 2, 2022.

These preliminary unaudited financial and other results are subject to revision in connection with the Company’s financial closing procedures, including the review of such financial results by the Company’s audit committee, and finalization and audit of the Company’s consolidated financial statements for the year ended December 31, 2022. During the preparation of the Company’s consolidated financial statements and related notes and the completion of the audit for the year ended December 31, 2022, additional adjustments to the preliminary estimated financial results presented above may be identified. Actual results for the periods reported may differ from these preliminary results.

Non-GAAP Financial Measures

This Current Report on Form 8-K includes the following non-GAAP financial measures: non-GAAP operating loss, non-GAAP operating margin, non-GAAP net loss per share, free cash flow, and free cash flow margin. Non-GAAP financial measures are financial measures that are derived from the consolidated financial statements, but that are not presented in accordance with generally accepted accounting principles in the United States (GAAP). The Company uses these non-GAAP financial measures and other key metrics internally to facilitate analysis of its financial and business trends and for internal planning and forecasting purposes. The Company believes these non-GAAP financial measures, when taken collectively, may be helpful to investors because they provide consistency and comparability with past financial performance by excluding certain items that may not be indicative of its business, results of operations, or outlook. However, non-GAAP financial measures have limitations as an analytical tool and are presented for supplemental informational purposes only. They should not be considered in isolation from, or as a substitute for, financial information prepared in accordance with GAAP. In particular, other companies, including companies in the Company’s industry, may report non-GAAP operating loss, non-GAAP operating margin, non-GAAP net loss per share, free cash flow, and free cash flow margin, or similarly titled measures but calculate them differently, which reduces their usefulness as comparative measures. The Company defines non-GAAP operating loss, non-GAAP operating margin and non-GAAP net loss per share as the respective GAAP balances, adjusted for, as applicable, stock-based compensation expense; employer taxes on employee stock transactions; common stock charitable donation expense; acquisition-related expenses; amortization of debt issuance costs; and income tax effects associated with these adjustments. The Company defines free cash flow as net cash used in operating activities, less capitalized internal-use software costs and capital expenditures, and free cash flow margin as free cash flow as a percentage of revenue.

Reconciliation of GAAP Measures to Non-GAAP Measures

The following table presents a reconciliation of non-GAAP operating loss to GAAP operating loss and non-GAAP net loss to GAAP net loss, each the most directly comparable GAAP measure, for each of the periods presented.

	Three Months Ended December 31,		Year Ended December 31,
	2022	2021	2022	2021

	(in thousands, except percentages, share and per share data)
	(unaudited)
Reconciliation of GAAP operating loss to non-GAAP operating loss:
Operating loss on a GAAP basis	$(114,985)	$(113,680)	$(462,674)	$(339,620)
Add: Stock-based compensation expense	76,028	58,072	277,656	155,624
Add: Employer taxes on employee stock transactions	1,532	5,952	7,010	10,089
Add: Common stock charitable donation expense	—	—	—	13,290
Add: Acquisition-related expenses	1,104	—	1,104	—

Non-GAAP operating loss	$(36,321)	$(49,656)	$(176,904)	$(160,617)

Non-GAAP operating margin	(21.5%)	(41.4%)	(30.2%)	(41.4%)

Reconciliation of GAAP net loss to non-GAAP net loss:
Net loss on a GAAP basis	$(105,884)	$(114,439)	$(452,551)	$(342,801)
Add: Stock-based compensation expense	76,028	58,072	277,656	155,624
Add: Employer taxes on employee stock transactions	1,532	5,952	7,010	10,089
Add: Common stock charitable donation expense	—	—	—	13,290
Add: Acquisition-related expenses	1,104	—	1,104	—
Add: Amortization of debt issuance costs	959	187	3,799	187
Add: Income tax effects and adjustments	656	(181)	1,631	844

Non-GAAP net loss	$(25,605)	$(50,409)	$(161,351)	$(162,767)

Non-GAAP net loss per share, basic and diluted	$(0.09)	$(0.19)	$(0.58)	$(0.86)

Weighted-average shares used to compute net loss per share, basic and diluted	286,732,756	265,480,761	280,080,357	188,627,720

The following table presents a reconciliation of free cash flow to net cash used in operating activities, the most directly comparable GAAP measure, for each of the periods indicated:

	Three Months Ended December 31,		Year Ended December 31,
	2022	2021	2022	2021

	(in thousands, except percentages) (unaudited)
Net cash used in operating activities	$(27,078)	$(23,876)	$(157,333)	$(105,060)
Capitalized internal-use software costs	(2,781)	(1,479)	(10,334)	(5,342)
Capital expenditures	(1,006)	(1,364)	(4,121)	(3,600)

Free cash flow	$(30,865)	$(26,719)	$(171,788)	$(114,002)

Free cash flow margin	(18.3%)	(22.3%)	(29.3%)	(29.4%)
Net cash used in investing activities	$(49,548)	$(196,251)	$(865,805)	$(400,583)
Net cash provided by financing activities	$8,249	$1,013,346	$82,241	$1,844,514

The information contained in this Item 2.02 of this Current Report on Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing made by the Company under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, regardless of any general incorporation language in such filings, unless expressly incorporated by specific reference in such filing.

Item 2.05	Costs Associated with Exit or Disposal Activities.

On January 17, 2023, the Board of Directors of the Company approved restructuring actions (the “Restructuring Plan”) to adjust its cost structure and real estate footprint and accelerate its timeline to achieve breakeven non-GAAP operating margin. The Company now expects to exit the fourth quarter of 2023 with breakeven non-GAAP operating margin, while delivering approximately 30% annual revenue growth in 2023.

The Restructuring Plan includes a reduction of approximately 8% of the Company’s global workforce of 2,761 employees as of December 31, 2022, with most of these reductions expected to occur by the end of the second quarter of 2023. Worldwide, the Company expects the workforce reductions to comply with applicable laws including consultation requirements. Any local separations will be determined at the time and as required by any local consultation or process requirements.

The Company estimates it will incur approximately $27 to $31 million in non-recurring charges in connection with the Restructuring Plan, predominantly related to cash expenditures for employee transition and severance payments, employee benefits, and related facilitation costs as well as non-cash expenditures related to lease abandonment. Of the total restructuring expenses, $14 to $17 million is expected to result in future cash outlays. The Company expects the majority of the charges to be recognized by March 31, 2023 and future cash outlays to be substantially complete by June 30, 2023. The costs associated with the Restructuring Plan will be included in the Company’s GAAP results but are expected to be excluded from the Company’s non-GAAP results.

Potential position eliminations in each country are subject to local law and consultation requirements, which may extend this process beyond June 30, 2023 in certain countries. The charges that the Company expects to incur are subject to a number of assumptions, including local law requirements in various jurisdictions, and actual expenses may differ materially from the estimates disclosed above.

Item 7.01	Regulation FD Disclosure.

The Company is issuing its preliminary outlook for its first quarter of 2023, and updating the preliminary outlook for fiscal year 2023, which it initially provided on November 2, 2022 during its earnings call for the third quarter of 2022, as follows:

	Q1 2023 Outlook	FY 2023 Outlook
Total Revenue	$166-$168 million	$760-$765 million
Non-GAAP Operating Margin	~ (27%)	(15%) - (14%)
Non-GAAP Net Loss Per Share	$(0.15)-$(0.13)	$(0.28)-$(0.22)

The Company expects to exit the fourth quarter of 2023 with breakeven non-GAAP operating margin.

A reconciliation of forward-looking non-GAAP operating margin and non-GAAP net loss per share to the most directly comparable GAAP measures is not available without unreasonable effort, as certain items cannot be reasonably predicted because of their high variability, complexity and low visibility. In particular, the measures and effects of the Company’s stock-based compensation expense specific to its equity compensation awards and employer payroll tax-related items on employee stock transactions, both of which the Company expects will have a significant impact on its future GAAP financial results, are directly impacted by the timing of employee stock transactions and unpredictable fluctuations in the Company’s stock price.

In addition, on January 26, 2023, Jay Kreps, the Company’s Chief Executive Officer, sent a letter to Company employees, which letter is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated by reference.

The information contained in this Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1 incorporated by reference herein, shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing made by the Company under the Securities Act or the Exchange Act, regardless of any general incorporation language in such filings, unless expressly incorporated by specific reference in such filing.

Forward Looking Statements

This Current Report on Form 8-K and the exhibit attached hereto contains forward-looking statements including, among other things, statements about the Company’s expectations regarding the costs, cash outlays, benefits, timing and financial impacts of the Restructuring Plan, the Company’s preliminary unaudited financial and other results as of and for the fourth quarter of 2022 and fiscal year 2022, the Company’s anticipated timeline to achieve breakeven for non-GAAP operating margin, the Company’s financial outlook for the first quarter of 2023 and fiscal year 2023, including expected annual revenue growth rate, and related matters. The words “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “seek,” “plan,” “project,” “target,” “looking ahead,” “look to,” “move into,” and similar expressions are intended to identify forward-looking statements. Forward-looking statements represent the Company’s current beliefs, estimates and assumptions only as of the date of this Current Report on Form 8-K and information contained herein should not be relied upon as representing the Company’s estimates as of any subsequent date. These forward-looking statements are subject to risks, uncertainties, and assumptions. If the risks materialize or assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. Risks include, but are not limited to: (i) the Company’s ability to timely complete its financial closing procedures and finalize its consolidated financial statements for fiscal year 2022, (ii) the Company’s limited operating history, including in uncertain macroeconomic environments, (iii) the Company’s ability to sustain and manage its rapid growth, including following the Restructuring Plan, (iv) the Company’s ability to attract new customers and retain and sell additional features and services to its existing customers, (v) inflationary conditions, economic uncertainty, recessionary risks, and exchange rate fluctuations, which may result in customer pullback in information technology spending, lengthening of sales cycles, reduced contract sizes, reduced consumption of Confluent Cloud or customer preference for open source alternatives, as well as the potential need for cost efficiency measures, such as the Restructuring Plan, (vi) the Company’s ability to increase consumption of its offering, including by existing customers and through the acquisition of new customers, and successfully add new features and functionality to its offering, (vii) the Company’s ability to achieve or sustain profitability and improve margins annually, by the Company’s expected timelines or at all, (viii) the Company’s ability to operate its business and execute on its strategic initiatives following the Restructuring Plan, (ix) the estimated addressable market opportunity for the Company’s offering, (x) the Company’s ability to compete effectively in an increasingly competitive market, including achieving market acceptance over competitors and open source alternatives, (xi) the Company’s ability to successfully execute its go-to-market strategy and initiatives, including following the Restructuring Plan, (xii) the Company’s ability to attract and retain highly qualified personnel, which could be negatively impacted by the Restructuring Plan, (xiii) breaches in the Company’s security measures or unauthorized access to its platform, its data, or its customers’ or other users’ personal data, (xiv) the Company’s reliance on third-party cloud-based infrastructure to host Confluent Cloud, and (xiv) general market, political, economic, and business conditions, including continuing impacts from the COVID-19 pandemic. These risks are not exhaustive. Further information on these and other risks that could affect the Company’s results is included in its filings with the SEC, including its Quarterly Report on Form 10-Q for the quarter ended September 30, 2022, and the Company’s future reports that the Company may file from time to time with the SEC. Additional information will be made available in the Company’s Annual Report on Form 10-K for the year ended December 31, 2022 that will be filed with the SEC, which should be read in conjunction with this Current Report on Form 8-K and the preliminary financial results included herein. The Company assumes no obligation to, and does not currently intend to, update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Message to Confluent employees from Jay Kreps, dated January 26, 2023.

104	Cover Page Interactive Data File (formatted as Inline XBRL).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONFLUENT, INC.

	By:	/s/ Steffan Tomlinson
Dated: January 26, 2023		Steffan Tomlinson
Chief Financial Officer